UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2018

SANGAMO THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-30171	68-0359556
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

501 Canal Blvd., Richmond, California 94804

(Address of principal executive offices) (Zip Code)

(510) 970-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

As previously disclosed, on July 20, 2018, Sangamo Therapeutics, Inc. (the “Company”), entered into a Share Purchase Agreement (the “SPA”) with certain shareholders of TxCell S.A., a French société anonyme (“TxCell”), and the Company and TxCell entered into a Tender Offer Agreement (the “TOA”), pursuant to which the Company, directly or through a subsidiary, agreed to acquire 100% of the equity interests of TxCell for approximately €72 million, on a debt-free and cash-free basis. Also as previously disclosed, on October 1, 2018, the Company completed the acquisition of 13,519,036 ordinary shares of TxCell (“TxCell Ordinary Shares”), representing approximately 53% of the outstanding share capital and voting rights of TxCell, pursuant to the SPA (the “Block Transaction”).

On November 1, 2018, pursuant to the TOA, the Company commenced a cash tender offer (the “Offer”) to acquire all of the TxCell Ordinary Shares not held by the Company or any subsidiary of the Company for the same per share price paid in the Block Transaction (€2.58 per share) (the “Offer Price”), which Ordinary Shares are being acquired by the Company from time to time during the pendency of the Offer. Pursuant to the Block Transaction, open market purchases and the Offer, the Company had acquired a total of 20,203,733 TxCell Ordinary Shares as of November 1, 2018 for an aggregate purchase price of approximately €52.1 million, representing approximately 79% of the outstanding share capital and voting rights of TxCell. If, following completion of the Offer, as it may be extended, the Company owns at least 95% of the share capital and voting rights of TxCell, the Company plans to acquire the remaining TxCell Ordinary Shares for the Offer Price through a compulsory squeeze-out procedure under French law.

As previously disclosed, the Company has also agreed to: (a) grant to certain employees (including certain members of management) of TxCell stock options to purchase approximately 150,000 shares of Company common stock, which will be granted under the Company’s existing 2018 Equity Incentive Plan, with standard vesting conditions; and (b) enter into arrangements with holders of 495,396 “free shares” of TxCell, pursuant to which the Company will purchase such shares from the holders thereof from time to time through mid-2021. The purchase price for each such free share will be based on the performance of the Company’s stock price from the announcement of the transactions contemplated by the SPA and TOA (at which time each free share was valued at €2.58) through the time of purchase (such that, for example, if the Company’s stock price doubles during that time period, the value of each free share would similarly double).

The foregoing descriptions of the SPA, the TOA and the transactions contemplated thereby are not complete and are qualified in their entirety by reference to the SPA and TOA, copies of which are included or incorporated by reference as Exhibits 2.1 through 2.4 of this Current Report on Form 8-K, and are incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements regarding the Company’s current expectations. These forward looking statements include, without limitation, statements related to the anticipated completion of the Offer and the Company’s plan following the anticipated completion of the Offer to acquire the remaining TxCell Ordinary Shares for the Offer Price through a compulsory squeeze-out procedure under French law. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict. Factors that could cause actual results to differ include, but are not limited to, the Company’s ability to complete the Offer and squeeze-out procedure on the proposed terms and schedule and the possibility that the Company may be unable to acquire 100% of the equity interests of TxCell for some period of time, if ever, which may result in increased expenditures and otherwise adversely affect the Company’s business and its ability to realize the anticipated benefits of the acquisition of TxCell. Actual results may differ from those projected in forward-looking statements due to these and other risks and uncertainties that exist in the Company’s operations and business environments. These risks and uncertainties are described more fully in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2018 as filed with the Securities and Exchange Commission on August 8, 2018. Forward-looking statements contained in this Current Report on Form 8-K are made as of this date, and the Company undertakes no duty to update such information except as required under applicable law.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The Company intends to file the financial statements of TxCell required by Item 9.01(a) as part of an amendment to this Current Report on Form 8-K no later than 71 calendar days after the required filing date for this Current Report on Form 8-K.

(b) Pro Forma Financial Information

The Company intends to file the pro forma financial information required by Item 9.01(b) as part of an amendment to this Current Report on Form 8-K no later than 71 days after the required filing date for this Current Report on Form 8-K.

(d)	Exhibits

Exhibit No.	Description

2.1*	Share Purchase Agreement dated July 20, 2018, among the Company and the Sellers (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on July 23, 2018, File No. 000-30171)

2.2*	Amendment Agreement to the Share Purchase Agreement dated October 1, 2018, among the Company and the Sellers

2.3*	Tender Offer Agreement dated July 20, 2018, between the Company and TxCell (incorporated by reference to Exhibit 2.2 to the Company’s Current Report on Form 8-K filed with the SEC on July 23, 2018, File No. 000-30171)

2.4*	Amendment No. 1 to the Tender Offer Agreement dated October 1, 2018, between the Company and TxCell

*

Exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted exhibits and schedules upon request by the SEC; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934 for any exhibits or schedule so furnished. A list identifying the contents of all omitted exhibits and schedules can be found in Exhibits 2.1, 2.2, 2.3 and 2.4.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANGAMO THERAPEUTICS, INC.

By:	/s/ Heather Turner
Name:	Heather Turner
Title:	Senior Vice President and General Counsel

Dated: November 6, 2018